Exhibit 10.4
1 THIS CONTRACT IS A RATED ORDER Rating Page of Pages AWARD/CONTRACT UNDERDPAS(15CFR350) | I 1 | 83 2. CONTRACT (Proc. inst. ident.) NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQUEST PROJECT NO. CON09000010 07/08/2009 5. ISSUED BY CODE 00001 6. ADMINISTERED BY (If other than Item 5) CODE FCC /Contracts and Purchasing Center 445 12th St., SW Washington, DC 20554 7. NAME AND ADDRESS OF CONTRACTOR (Wo., street, city, county, State and ZIP Code) 8. DELIVERY rn FQB Orjgjn rg Other (See below) Neustar, Inc. 9. DISCOUNT FOR PROMPT PAYMENT 46000 Center Oak Plaza [1] °days % Sterling, VA 20166 20 days % 30 days % days % 10. SUBMIT INVOICES “iTEM (4 Copies unless other — | — wise specified) To THE 12
CODE • FACILITY CODE | address shown in: 11 SHIP TO/MARK FOR CODE 12. PAYMENT WILL BE MADE BY CQDE ,...,, ». FCC /Travel and Operations Group No Shipping Information NBANC 13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: 14. ACCOUNTING AND APPROPRIATION DATA D10 U.S.C. 2304(c) ( ) [J 41 U.S.C. 253(c) ( ) N°FUndin9 ‘“i” 15A. ITEM NO. 15B. SUPPLIES/SERVICES 15C. QUANTITY 15D. UNIT 15E. UNIT PRICE 15F. AMOUNT SEE LINE ITEM DETAIL 15G. TOTAL AMOUNT OF CONTRACT 0.00 ^ 16. TABLE OF CONTENTS ( ) |SEC| DESCRIPTION | PAGE(S) ( ) |sec| DESCRIPTION PAGE(S) ^ PART I — THE SCHEDULE ^ PART II — CONTRACT CLAUSES X A SOLICITATION CONTRACT FORM X | CONTRACT CLAUSES X B SUPPLIES OR SERVICES AND PRICES/COSTS PART III — LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH X c DESCRIPTION/SPECS/WORK STATEMENT X J LIST OF ATTACHMENTS D PACKAGING AND MARKING PART IV — REPRESENTATIONS AND INSTRUCTIONS X E INSPECTION AND ACCEPTANCE REPRESENTATIONS, CERTIFICATIONS, AND K OTHER STATEMENTS OF OFFERORS X p DELIVERIES AND PERFORMANCE X Q CONTRACT ADMINISTRATION DATA L INSTRS., CONDS., AND NOTICES TO OFFERORS X H SPECIAL CONTRACT REQUIREMENTS M EVALUATION FACTORS FOR AWARD CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE 17. G CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required 18. 0 AWARD (Contractor is not required to sign this document.) Your to sign this document and return copies to issuing office) offer on So|icitation Number Contractor agrees to furnish and deliver all items or perform all the services setforth or othewise identified above and on any continuation sheets for the certifications, and specifications, as attached or incorporated by reference herein. No further [c]°ntractual document is necessary. (Attachments are listed herein.) 19A. NAME AND TITLE OF SIGNER (Type or print) 20A. NAME OF CONTRACTING OFFICER Terry-Butler 19B. NAME OF CONTRACTOR 19C. DATE SIGNED 2pB. UNITED,STA/ES OF AMERICA 20C DATE SIGNED sy (Signature of person authorized to sign) (SigHatuOs of Contracting DricEr) NSN7540-01 -152-8069 STANDARD FORM 26 (REV 4 — 85) PREVIOUS EDITION UNUSABLE Prescribed by GSA FAR (48 CFR) 53.214(a)

The base period of performance will commence on July 9, 2009 continuing through January 8, 2010 with a fixed price cost of $ 121,300.00 × 6 months = $ 727,800.00, an additional cost of $ 12,000.00 (NTE) for travel expenses and transcription NANC meetings fee of $ 500 per meeting not-to-exceed 5 meetings totaling $ 2,500.00
This contract was awarded for the replacements of software, hardware and continued maintenance services in accordance wit the following schedule:

ITEM	FCC TAG #	Description	Cost
SUNV880	P044201	Server	$ 8,500.00
SUNV880	P044202	Server	$ 8,500.00
CHECKPOINT	N/A	Firewall Software	$ 6,200.00
NOKIA	N/A	Firewall Hardware	$ 1,215.00
NOKIA	N/A	Firewall Hardware	$ 1,215.00
WEBLOGIC (2)	N/A	WEBLOGIC Software	$17,000.00
ORACLE	N/A	N/A	$14,800.00
ORACLE	N/A	N/A	$14,800.00
Total base year cost:: $ 814,530.00 (NTE)
Option I: Period of Performance January 9, 2010 — June 8, 2010 Fixed Price monthly charge of $ 128,500.00 × 6 = $ 771,000.00 and travel expense not-to-exceed $ 20,000.00
Option II: Period of Performance July 9, 2010 — December 8, 2010 Fixed Price monthly charge of $ 128,500 × 6 = $ 771,000 and travel expense not-to-exceed $ 15,000.00
Funding will be via NANP funding and will be paid by FCC Billing & Collection Agent, Welch, LLP. All other terms and conditions remain the same.